Exhibit 21

	State of
Subsidiary	Incorporation	Ownership (1)

Aetna Inc.	PA		—

Aetna Risk Indemnity Company Limited	Bermuda	100%	Owned by Aetna Inc.

Aetna Life Insurance Company	CT	100%	Owned by Aetna Inc.

Aetna Health and Life Insurance Company	CT	100%	Owned by Aetna Inc.

AUSHC Holdings, Inc.	CT	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Dental Plan Inc.	PA	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Dental Plan Inc.	NJ	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Dental Plan Inc.	DE	100%	Owned by Aetna Inc.

U.S. Health Insurance Company	NY	100%	Owned by Aetna Inc.

Primary Holdings, Inc.	DE	100%	Owned by Aetna Inc.

Corporate Health Insurance Company	PA	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Inc.	NJ	100%	Owned by Aetna Inc.

Aetna Health Inc.	NY	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Inc.	CT	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Inc.	MA	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Inc. (DE)	DE	100%	Owned by Aetna Inc.

Aetna U.S. Healthcare Inc.	NH	100%	Owned by Aetna Inc.

U.S. Healthcare Financial Services, LLC	DE	100%	Owned by Aetna Inc.

Prudential Health Care Plan, Inc.	TX	100%	Owned by Aetna Inc.

U.S. Managed Care, Inc.	MD	100%	Owned by Aetna Inc.

Criterion Communications, Inc.	DE	100%	Owned by Aetna Inc.

AE Fifteen Incorporated	CT	100%	Owned by Aetna Inc.

Aetna Business Resources, Inc.	CT	100%	Owned by Aetna Inc.

Luettgens Limited	CT	100%	Owned by Aetna Inc.

AE Housing Corp.	CT	100%	Owned by Aetna Inc.

ASI Wings, L.L.C.	DE	100%	Owned by Aetna Inc.

Aetna Health Management, Inc.	DE	100%	Owned by Aetna Inc.

NYLCare Health Plans, Inc.	DE	100%	Owned by Aetna Inc.

Aelan Inc.	CT	100%	Owned by Aetna Inc.

CMBS Holdings, L.L.C.	CT	99%	Owned by Aetna Life Insurance Company (2)

AHP Holdings, Inc.	CT	100%	Owned by Aetna Life Insurance Company

Circulation L.L.C.	CT	100%	Owned by Aetna Life Insurance Company

Azalea Mall, LLC	DE	100%	Owned by Aetna Life Insurance Company

BPC Equity, Inc.	DE	100%	Owned by Aetna Life Insurance Company (3)

BPC Equity, L.L.C.	DE	99%	Owned by Aetna Life Insurance Company (3)

ALEC Coinvestment Fund I L.L.C.	DE	100%	Owned by Aetna Life Insurance Company

Trumbull One, Inc.	CT	100%	Owned by Aetna Life Insurance Company

Trumbull Four, Inc.	CT	100%	Owned by Aetna Life Insurance Company

EBF Group L.L.C.	DE	22%	Owned by Aetna Life Insurance Company

Maxxim Coinvestment Fund IV, LLC	DE	100%	Owned by Aetna Life Insurance Company

Circon Coinvestment Fund IV, LLC	DE	100%	Owned by Aetna Life Insurance Company

Trevose Hospitality, Inc.	CT	100%	Owned by Aetna Life Insurance Company

Aetna Health Administrators, LLC	PA	100%	Owned by Aetna Life Insurance Company

Koll Center Newport A	CA	50%	Owned by Aetna Life Insurance Company

Koll Center Newport Number 8	CA	50%	Owned by Aetna Life Insurance Company

Koll Center Newport Number 9	CA	50%	Owned by Aetna Life Insurance Company

Koll Center Newport Number 10	CA	50%	Owned by Aetna Life Insurance Company

Koll Center Newport Number 11	CA	50%	Owned by Aetna Life Insurance Company

Koll Center Newport Number 14	CA	60%	Owned by Aetna Life Insurance Company

Mall Owners LLC	DE	50%	Owned by Aetna Life Insurance Company

PHPSNE Parent Corporation	DE	55%	Owned by AUSHC Holdings, Inc.

Primary Investments, Inc.	DE	100%	Owned by Primary Holdings, Inc.

U.S. Healthcare Advantage, LLC	DE	100%	Owned by U.S. Healthcare Financial Services, LLC

U.S. Patroitcare, Inc.	DE	100%	Owned by U.S. Healthcare Financial Services, LLC

@Credentials Inc.	DE	100%	Owned by U.S. Healthcare Financial Services, LLC

U.S. Health Aviation Corp.	PA	100%	Owned by U.S. Healthcare Financial Services, LLC

U.S. Healthcare Properties, Inc.	PA	100%	Owned by U.S. Healthcare Financial Services, LLC

Intelihealth Inc.	DE	100%	Owned by U.S. Healthcare Financial Services, LLC

Integrated Pharmacy Solutions, Inc.	FL	100%	Owned by U.S. Healthcare Financial Services, LLC

	State of
Subsidiary	Incorporation	Ownership (1)

Bentana Technologies, Inc.	CT	20%	Owned by U.S. Healthcare Financial Services, LLC (4)

Aetna U.S. Healthcare Inc.	OH	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare Inc.	MD	41%	Owned by Aetna Health Management, Inc. (5)

Aetna U.S. Healthcare, Inc.	FL	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare of California Inc.	CA	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare Inc.	LA	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare, Inc.	AZ	100%	Owned by Aetna Health Management, Inc.

Med Southwest, Inc.	TX	100%	Owned by Aetna Health Management, Inc.

Prudential Health Care Plan of California, Inc.	CA	100%	Owned by Aetna Health Management, Inc.

Prudential Dental Maintenance Organization, Inc.	TX	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare of Georgia, Inc.	GA	37%	Owned by Aetna Health Management, Inc. (6)

Aetna U.S. Healthcare Dental Plan of California Inc.	CA	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare of Illinois Inc.	IL	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare Inc.	TX	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare Inc.	TN	100%	Owned by Aetna Health Management, Inc.

Aetna U.S. Healthcare Dental Plan Inc.	TX	100%	Owned by Aetna Health Management, Inc.

VivaHealth Incorporated	CA	100%	Owned by Aetna Health Management, Inc.

AUSHC Holdings, Inc.	DE	100%	Owned by Aetna Health Management, Inc.

Informed Health, Inc.	DE	100%	Owned by Aetna Health Management, Inc.

Aetna Government Health Plans, Inc.	CA	100%	Owned by Aetna Health Management, Inc.

Aetna Dental Care of New Jersey, Inc.	NJ	100%	Owned by Aetna Health Management, Inc.

Lonestar Holding Co.	DE	100%	Owned by NYLCare Health Plans, Inc.

Aetna U.S. Healthcare Inc.	MD	44%	Owned by NYLCare Health Plans, Inc. (5)

Aetna U.S. Healthcare Inc.	ME	100%	Owned by NYLCare Health Plans, Inc.

The Ethix Corporation	DE	100%	Owned by NYLCare Health Plans, Inc.

New York Life and Health Insurance Company	DE	100%	Owned by NYLCare Health Plans, Inc.

NYLCare of Texas, Inc.	TX	100%	Owned by NYLCare Health Plans, Inc.

NYLCare of New England, Inc.	DE	100%	Owned by NYLCare Health Plans, Inc.

One Liberty Plaza Holdings, Inc.	DE	100%	Owned by NYLCare Health Plans, Inc.

Sanus of New York and New Jersey, Inc.	NY	100%	Owned by NYLCare Health Plans, Inc.

Sanus Preferred Providers West, Inc.	CA	100%	Owned by NYLCare Health Plans, Inc.

Managed Care Coordinators, Inc.	DE	100%	Owned by U.S. Healthcare Advantage, LLC

U. S. Quality Algorithms, Inc.	PA	100%	Owned by U.S. Healthcare Advantage, LLC

U.S. Healthcare, Inc.	MO	100%	Owned by Primary Investments, Inc.

United States Health Care Systems of Pennsylvania, Inc.	PA	100%	Owned by Primary Investments, Inc.

Aetna U.S. Healthcare Inc.	MD	15%	Owned by Primary Investments, Inc. (5)

Aetna U.S. Healthcare of the Carolinas Inc.	NC	100%	Owned by Primary Investments, Inc.

Aetna U.S. Healthcare of Georgia, Inc.	GA	63%	Owned by Primary Investments, Inc. (6)

U.S. Health Insurance Company	CT	100%	Owned by Primary Investments, Inc.

Aetna U.S. Healthcare Holdings, Inc.	DE	100%	Owned by Primary Investments, Inc.

Aetna U.S. Healthcare Inc.	WA	100%	Owned by Primary Investments, Inc.

Aetna U.S. Healthcare, Inc.	MI	100%	Owned by Primary Investments, Inc.

Aetna U.S. Healthcare, Inc.	OK	100%	Owned by Primary Investments, Inc.

Prudential Health Care Plan of Georgia, Inc.	GA	100%	Owned by Primary Investments, Inc.

Chickering Claims Administrators, Inc.	MA	47%	Owned by Primary Investments, Inc.

Aetna Insurance Company of Connecticut	CT	100%	Owned by AHP Holdings, Inc.

CMBS Holdings, Inc.	TX	100%	Owned by AHP Holdings, Inc.

CMBS Holdings, Inc. — II	CT	100%	Owned by AHP Holdings, Inc.

Aetna Affordable Housing, Inc.	CT	100%	Owned by AHP Holdings, Inc.

AE Fourteen, Inc.	CT	100%	Owned by AHP Holdings, Inc.

Aetna Life Assignment Company	CT	100%	Owned by AHP Holdings, Inc.

Aetna/Area Corporation	CT	100%	Owned by AHP Holdings, Inc.

Aetna Real Estate Properties, Inc.	CT	100%	Owned by AHP Holdings, Inc.

Bentana Technologies, Inc.	CT	80%	Owned by AHP Holdings, Inc. (4)

Aetna U.S. Healthcare of North Texas Inc.	TX	100%	Owned by Med Southwest, Inc.

Lone Star Health Plan, Inc.	TX	90%	Owned by Lonestar Holding Co. (7)

	State of
Subsidiary	Incorporation	Ownership (1)

ETHIX Northwest, Inc.	WA	100%	Owned by The Ethix Corporation

ETHIX Northwest Public Services, Inc.	WA	100%	Owned by The Ethix Corporation

Aetna U.S. Healthcare, Inc.	CO	100%	Owned by Aetna U.S. Healthcare Holdings, Inc.

Aetna U.S. Healthcare of Washington Inc.	WA	100%	Owned by Ethix Northwest, Inc.

Aetna Life & Casualty (Bermuda) Limited	Bermuda	100%	Owned by Aelan Inc.

(1)	Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.

(2)	CMBS Holdings, Inc. — II owns 1% of CMBS Holdings, L.L.C.

(3)	BPC Equity, Inc. owns 1% of BPC Equity, L.L.C.

(4)	U.S. Healthcare Financial Services, LLC owns 20% and Aetna Health Management, Inc. owns 80% of Bentana Technologies, Inc.

(5)	NYLCare Health Plans, Inc. owns 44%, Aetna Health Management, Inc. owns 41% and Primary Investments, Inc. owns 15% of Aetna U.S. Healthcare Inc.

(6)	Primary Investments, Inc. owns 63% and Aetna Health Management, Inc. owns 37% of Aetna U.S. Healthcare of Georgia, Inc.

(7)	NYLCare Health Plans, Inc. owns 10% of this company.

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